Exhibit 10.1(b)

June 1, 2013

J. E. Moody & Company LLC

245 SW Birds Hill Road

Portland, Oregon 97219-8503

Attention: John E. Moody

Re:	Management Agreement Renewals

Dear Mr. Moody:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2014 and all other provisions of the Management Agreements will remain unchanged.

•	Emerging CTA Portfolio L.P.

•	JEM Master Fund L.P.

•	Commodity Advisors Portfolio L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Damian George at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1292.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Damian George
Damian George
Chief Financial Officer & Director

J.E. MOODY & COMPANY LLC

By:	/s/ John E. Moody

Print Name:	John E. Moody

DG/sr